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Exhibit 10.30

SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT AND CONSENT

        THIS SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT AND CONSENT (this "Amendment"), dated as of October 9, 2002, is entered into by and between FOOTHILL CAPITAL CORPORATION, a California corporation, as agent (in such capacity, "Agent") for the Lenders (defined below), and EN POINTE TECHNOLOGIES SALES,  INC., a Delaware corporation ("Borrower").

RECITALS

        A.    Borrower, Agent and the financial institutions from time to time party thereto (the "Lenders") have previously entered into that certain Loan and Security Agreement, dated as of December 28, 2001, as amended by that First Amendment to Loan and Security Agreement, dated July 30, 2002 (as amended, the "Loan Agreement"), pursuant to which the Lenders have made certain loans and financial accommodations available to Borrower. Capitalized terms used herein without definition shall have the meanings ascribed thereto in the Loan Agreement.

        B.    Borrower and Tabin Corporation, an Illinois corporation ("Seller"), have entered into an Asset Purchase Agreement, dated October 9, 2002, attached hereto as Exhibit A (the "Purchase Agreement"), pursuant to which Borrower will purchase from Seller the Purchased Assets (as defined in the Purchase Agreement).

        C.    Under the terms of Sections 7.1, 7.6 and 7.13 of the Loan Agreement, Borrower and Parent are prohibited from entering into the transactions contemplated by the Purchase Agreement and therefore Borrower has requested that Agent consent to such transactions and amend the Loan Agreement as appropriate.

        D.    Agent and Borrower wish to further amend the Loan Agreement and Agent is willing to consent to the transactions contemplated by the Purchase Agreement, all under the terms and conditions set forth in this Amendment. Borrower is entering into this Amendment with the understanding and agreement that, except as specifically provided herein, none of Agent's or any Lender's rights or remedies as set forth in the Loan Agreement is being waived or modified by the terms of this Amendment.

AMENDMENT

        NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows (initially capitalized terms used herein without definition shall have the meanings given in the Loan Agreement):

          1.    Amendments to Loan Agreement.

          (a)  Section 7.1 of the Loan Agreement is hereby amended by adding the following subsection (f):

            "(f)  Indebtedness evidenced by that certain Promissory Note, dated October 9, 2002, and made by Borrower to the order of Tabin Corporation, an Illinois corporation, in an amount up to $300,000 (the "Tabin Note")."

          (b)  Section 7.6 of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

            "7.6    Guarantee.    Guarantee or otherwise become in any way liable with respect to the obligations of any third Person (other than in connection with this Agreement) except (a) by endorsement of instruments or items of payment for deposit to the account of Borrower or which are transmitted or turned over to Agent and (b) the guaranty of the Tabin Note entered into by Parent."

        2.    Consent.    Agent consents to the transactions contemplated by the Purchase Agreement.

        3.    Effectiveness of Amendment.    Agent must have received the following items, in form and content acceptable to Agent, and the following conditions shall have been satisfied, before this Amendment is effective, and before any Lender is required to extend any credit to Borrower as provided for by this Amendment.

          (a)    Amendment.    This Amendment and the attached Acknowledgement by Guarantors, each fully executed in a sufficient number of counterparts for distribution to all parties.

          (b)    Excess Availability.    As of the Closing Date (as defined in the Purchase Agreement) and after giving effect to the transactions contemplated by the Purchase Agreement, Excess Availability shall exceed $5,000,000; provided, however, if Excess Availability does not exceed $5,000,000, then Agent shall waive such requirement for purposes of this Amendment only, and Borrower shall pay to Agent a fully-earned, non-refundable waiver fee in the amount of Five Thousand Dollars ($5,000), such fee being due and payable on the date such waiver is made.

          (c)    Releases.    Evidence, satisfactory to Agent in its sole discretion, of the consent to the sale of and release of all security interests in and liens upon the Purchased Assets held by any creditor as of the date hereof, other than those of Agent.

          (d)    Waiver and Consent by Real Property Owner.    An agreement, in form and substance satisfactory to Agent, executed by the owner of Borrower's leased facility located at 619 South LaSalle Street, Chicago, Illinois (the "Waiver").

          (e)    Representations and Warranties.    The representations and warranties set forth herein and in the Loan Agreement must be true and correct.

          (f)    Other Required Documentation.    All other documents and legal matters in connection with the transaction contemplated by this Amendment shall have been delivered or executed or recorded and shall be in form and substance satisfactory to Agent.

        4.    Conditions Subsequent.    Failure by Borrower to satisfy the following conditions subsequent in the time periods specified shall constitute an Event of Default under the Loan Agreement:

          (a)  delivery to Agent, within five (5) Business Days after the date hereof, the original, fully-executed and notarized Waiver;

          (b)  delivery to Agent, within fifteen (15) Business Days after the date hereof, with respect to each UCC Financing Statement on file against Seller's assets as of the date hereof, copies of the recorded UCC Termination Statements with respect thereto or copies of recorded UCC Amendments releasing the Purchased Assets from the collateral described therunder.

        5.    Representations and Warranties.    The Borrower represents and warrants as follows:

          (a)    Authority.    The Borrower has the requisite corporate power and authority to execute and deliver this Amendment, and to perform its obligations hereunder and under the Financing Agreements (as amended or modified hereby) to which it is a party. The execution, delivery and performance by the Borrower of this Amendment have been duly approved by all necessary corporate action, have received all necessary governmental approval, if any, and do not contravene any law or any contractual restrictions binding on Borrower. No other corporate proceedings are necessary to consummate such transactions.

          (b)    Enforceability.    This Amendment has been duly executed and delivered by the Borrower. This Amendment and each Financing Agreement (as amended or modified hereby) is the legal,

  valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms, and is in full force and effect.

          (c)    Representations and Warranties.    The representations and warranties contained in each Financing Agreement (other than any such representations or warranties that, by their terms, are specifically made as of a date other than the date hereof) are correct on and as of the date hereof as though made on and as of the date hereof.

          (d)    No Default.    After giving effect to this Amendment, no event has occurred and is continuing that constitutes an Event of Default and by entering into this Amendment, Agent is not waiving and shall not be deemed to have waived any Event of Default that may exist.

        6.    Choice of Law.    The validity of this Amendment, its construction, interpretation and enforcement, the rights of the parties hereunder, shall be determined under, governed by, and construed in accordance with the internal laws of the State of California governing contracts only to be performed in that State.

        7.    Counterparts.    This Amendment may be executed in any number of counterparts and by different parties and separate counterparts, each of which when so executed and delivered, shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by telefacsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

        8.    Reference to and Effect on the Financing Agreements.

          (a)  Upon and after the effectiveness of this Amendment, each reference in the Loan Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Loan Agreement, and each reference in the other Financing Agreements to "the Loan Agreement", "thereof" or words of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement as modified and amended hereby.

          (b)  Except as specifically amended above, the Loan Agreement and all other Financing Agreements, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed and shall constitute the legal, valid, binding and enforceable obligations of Borrower to Agent without defense, offset, claim or contribution.

          (c)  The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Agent under any of the Financing Agreements, nor constitute a waiver of any provision of any of the Financing Agreements.

          (d)  To the extent that any terms and conditions in any of the Financing Agreements shall contradict or be in conflict with any terms or conditions of the Loan Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified or amended accordingly to reflect the terms and conditions of the Loan Agreement as modified or amended hereby.

        9.    Ratification.    Borrower hereby restates, ratifies and reaffirms each and every term and condition set forth in the Loan Agreement, as amended hereby, and the Financing Agreements effective as of the date hereof.

        10.    Estoppel.    To induce Agent to enter into this Amendment and to continue to make advances to Borrower under the Loan Agreement, Borrower hereby acknowledges and agrees that, after giving effect to this Amendment, as of the date hereof, there exists no Event of Default and no right of offset, defense, counterclaim or objection in favor of Borrower as against Agent with respect to the Obligations.

        IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.

EN POINTE TECHNOLOGIES SALES, INC., a Delaware corporation
By:
Name:
Title:
FOOTHILL CAPITAL CORPORATION, a California corporation, as Agent
By:
Title:

ACKNOWLEDGEMENT BY GUARANTORS

Dated as of October 9, 2002

        Each of the undersigned, being a Guarantor (each a "Guarantor" and collectively, the "Guarantors") under their respective Guaranty and Security Agreement, dated December 28, 2001 and made in favor of Agent for the benefit of the Lenders (each a "Guaranty" and collectively, the "Guaranties"), hereby acknowledges and agrees to the foregoing Second Amendment to Loan and Security Agreement (the "Amendment") and confirms and agrees that its Guaranty is and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that, upon the effectiveness of, and on and after the date of the Amendment, each reference in such Guaranty to the Loan Agreement (as defined in the Amendment), "thereunder", "thereof" or words of like import referring to the "Loan Agreement", shall mean and be a reference to the Loan Agreement as amended or modified by the Amendment. Although Lender has informed Guarantors of the matters set forth above, and Guarantors have acknowledged the same, each Guarantor understands and agrees that Lender has no duty under the Loan Agreement, the Guaranties or any other agreement with either Guarantor to so notify any Guarantor or to seek such an acknowledgement, and nothing contained herein is intended to or shall create such a duty as to any advances or transaction hereafter.

EN POINTE TECHNOLOGIES, INC.
By:
Title:
EN POINTE TECHNOLOGIES VENTURES, INC.
By:
Title:

EXHIBIT A

Asset Purchase Agreement

See attached.

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Exhibit 10.30
SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT AND CONSENT
RECITALS
AMENDMENT
ACKNOWLEDGEMENT BY GUARANTORS Dated as of October 9, 2002
EXHIBIT A